Exhibit 99.1

BLUE COAT REPORTS RESULTS FOR

THIRD QUARTER FISCAL 2011

Company Reports Record Operating Cash Flow

SUNNYVALE, Calif., February 17, 2011 – Blue Coat Systems, Inc. (NASDAQ: BCSI), a leading provider of Web security and WAN optimization solutions, today reported financial results for its third fiscal 2011 quarter ended January 31, 2011. Total net revenue for the third quarter of fiscal 2011 was $122.9 million, an increase of 2% compared with net revenue of $121.0 million in the second quarter of fiscal 2011.

“Our third quarter results were in line with my expectations,” said Michael Borman, president and chief executive officer, Blue Coat Systems. “In the quarter, we made progress on my key initiatives for the company, which included introducing exciting new products that serve and expand our addressable markets. Customers continue to reaffirm our strategy by adopting our unique visibility, acceleration and security solutions to optimize and secure their networks.”

On a GAAP basis, the Company reported net income of $12.1 million, or $0.25 per diluted share, for the third quarter of fiscal 2011, compared with net income of $12.0 million, or $0.25 per diluted share, in the second quarter of fiscal 2011.

The Company reported non-GAAP net income of $16.7 million, or $0.34 per diluted share, for the third quarter of fiscal 2011, compared with non-GAAP net income of $18.1 million, or $0.38 per diluted share, in the second quarter of fiscal 2011.

Cash flow provided by operations in the third quarter of fiscal 2011 was $59.2 million compared with $22.9 million in the second quarter of fiscal 2011. The Company ended the third quarter of fiscal 2011 with cash, cash equivalents, and restricted cash of $350.9 million.

“We generated record cash from operations and delivered solid bottom-line results, while investing in go-to-market initiatives to drive revenue growth,” said Gordon C. Brooks, senior vice president and chief financial officer Blue Coat Systems. “Looking ahead, we intend to continue to prudently invest in these initiatives.”

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Financial Outlook

For the fourth fiscal quarter ending April 30, 2011, the Company currently expects net revenue in the range of $121 to $128 million. On a GAAP basis, the Company currently expects net income of $0.24 to $0.30 per diluted share. On a non-GAAP basis, the Company currently expects net income of $0.32 to $0.38 per diluted share. For the fourth quarter of fiscal 2011, the Company is assuming a diluted share count of approximately 49 million shares, an expected annual effective GAAP tax rate of 26% and an expected annual effective non-GAAP tax rate of 27%.

About Non-GAAP Financial Measures

The Company uses non-GAAP financial measures for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted net income per share. These measures are not in accordance with, nor an alternative to, U.S. generally accepted accounting principles or GAAP. These measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies. The Company believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. The Company believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as the fair value write-up of acquired inventory sold, stock-based compensation expense, amortization of intangible assets, expenses for matters related to the stock option investigation, and restructuring expenses, and related income tax adjustments. In addition, the Company’s management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the Company’s results of operations, since such items have limited impact on their current and future operating decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance

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with GAAP. Refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating income, net income and diluted net income per share.

Conference Call & Webcast

Blue Coat will hold its quarterly conference call to discuss results for the third quarter of fiscal 2011 and the outlook for the third quarter of fiscal 2011 on Thursday, February 17, 2011 at 2:00 p.m. PST (5:00 p.m. EST). Participants in the United States should call (800) 398-9398. International participants should call (612) 332-0630. The passcode for the call is: 191467. The conference call can also be accessed through an audio webcast from the Company’s website, www.bluecoat.com/company/investorrelations. A replay of the call will be available starting on Thursday, February 17, 2011 at 5:00 p.m. PST (8:00 p.m. EST), and can be accessed by calling (800) 475-6701 for U.S. participants and (320) 365-3844 for international participants. The passcode for the replay is 191467.

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About Blue Coat Systems

Blue Coat Systems, Inc. is a leading provider of Web security and WAN optimization solutions. Blue Coat offers solutions that provide the visibility, acceleration and security required to optimize and secure the flow of information to any user, on any network, anywhere. This application intelligence enables enterprises to tightly align network investments with business requirements, speed decision making and secure business applications for long-term competitive advantage. Blue Coat also offers service provider solutions for managed security and WAN optimization, as well as carrier-grade caching solutions to save on bandwidth and improve the end-user Web experience. For additional information, please visit www.bluecoat.com.

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FORWARD-LOOKING STATEMENTS: This document contains certain forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements including: any statements regarding our business outlook and future financial and operating results; any statements of expectation or belief; any statements regarding plans, strategies and objectives of management for future operations; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the risks that are described from time to time in the Securities and Exchange Commission reports filed by the Company, including but not limited to the risks described in the Company’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. The Company assumes no obligation and does not intend to update any of these forward-looking statements, except as required by applicable law, after the date on which it was made.

Blue Coat and the Blue Coat logo are registered trademarks or trademarks of Blue Coat Systems, Inc. and/or its affiliates in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners.

Media Contact:	Steve Schick	Investor Contact:	Jane Underwood
	Blue Coat Systems		Blue Coat Systems
	steve.schick@bluecoat.com		jane.underwood@bluecoat.com
	408-220-2076		408-541-3015

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BLUE COAT SYSTEMS, INC.

Table 1

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Nine Months Ended January 31,
	January 31, 2011	October 31, 2010	January 31, 2010	2011	2010
Net revenue:
Product	$73,447	$73,127	$84,125	$222,142	$234,319
Service	49,435	47,920	42,991	144,267	129,222

Total net revenue	122,882	121,047	127,116	366,409	363,541
Cost of net revenue:
Product	15,870	15,284	20,734	47,118	59,478
Service	11,419	10,723	11,381	32,530	36,365

Total cost of net revenue	27,289	26,007	32,115	79,648	95,843

Gross profit	95,593	95,040	95,001	286,761	267,698

Operating expenses:
Sales and marketing	47,196	44,821	42,923	136,672	134,107
Research and development	21,145	20,948	21,419	61,948	60,823
General and administrative	9,982	10,715	11,941	31,040	35,833
Amortization of intangible assets	1,843	1,843	1,803	5,529	5,446
Restructuring	15	38	9,059	193	9,059

Total operating expenses	80,181	78,365	87,145	235,382	245,268

Operating income	15,412	16,675	7,856	51,379	22,430

Interest income	155	126	57	445	230
Interest expense	(224)	(223)	(226)	(671)	(681)
Other income (expense), net	(340)	158	(758)	(505)	(619)

Income before income taxes	15,003	16,736	6,929	50,648	21,360
Provision for income taxes	2,932	4,703	21	12,619	2,089

Net income	$12,071	$12,033	$6,908	$38,029	$19,271

Basic net income per share	$0.26	$0.26	$0.15	$0.81	$0.44

Diluted net income per share	$0.25	$0.25	$0.15	$0.79	$0.42

Weighted average shares used in computing basic net income per share	47,061	46,712	44,591	46,700	43,854

Weighted average shares used in computing diluted net income per share	48,764	47,638	46,780	48,117	45,484

BLUE COAT SYSTEMS, INC.

Table 2

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

		Three Months Ended			Nine Months Ended January 31,
		January 31, 2011	October 31, 2010	January 31, 2010	2011	2010
Gross Profit Reconciliation:
GAAP gross profit		$95,593	$95,040	$95,001	$286,761	$267,698
Fair value write-up of acquired inventory sold	A	—	—	497	—	2,807
Stock-based compensation expense included in cost of revenue	B	329	422	254	1,105	1,659
Amortization of intangible assets included in cost of revenue	C	1,167	1,168	1,239	3,523	3,934

Non-GAAP gross profit		$97,089	$96,630	$96,991	$291,389	$276,098

Operating Income Reconciliation:
GAAP operating income		$15,412	$16,675	$7,856	$51,379	$22,430
Fair value write-up of acquired inventory sold	A	—	—	497	—	2,807
Stock-based compensation expense	B	4,821	4,913	4,549	13,806	14,887
Amortization of intangible assets	C	3,010	3,011	3,042	9,052	9,380
Expenses (reversals) for matters related to the stock option investigation	D	42	41	337	141	(13)
Restructuring	E	15	38	9,059	193	9,059

Non-GAAP operating income		$23,300	$24,678	$25,340	$74,571	$58,550

Net Income Reconciliation:
GAAP net income		$12,071	$12,033	$6,908	$38,029	$19,271
Fair value write-up of acquired inventory sold	A	—	—	497	—	2,807
Stock-based compensation expense	B	4,821	4,913	4,549	13,806	14,887
Amortization of intangible assets	C	3,010	3,011	3,042	9,052	9,380
Expenses (reversals) for matters related to the stock option investigation	D	42	41	337	141	(13)
Restructuring	E	15	38	9,059	193	9,059
Income tax adjustments	F	(3,249)	(1,977)	(7,304)	(7,318)	(15,155)

Non-GAAP net income		$16,710	$18,059	$17,088	$53,903	$40,236

Net Income per Share Reconciliation:
GAAP diluted net income per share		$0.25	$0.25	$0.15	$0.79	$0.42
Fair value write-up of acquired inventory sold	A	—	—	0.01	—	0.06
Stock-based compensation expense	B	0.10	0.10	0.10	0.29	0.33
Amortization of intangible assets	C	0.06	0.06	0.07	0.19	0.20
Expenses (reversals) for matters related to the stock option investigation	D	—	—	0.01	—	—
Restructuring	E	—	—	0.19	—	0.20
Income tax adjustments	F	(0.07)	(0.03)	(0.16)	(0.15)	(0.33)

Non-GAAP diluted net income per share		$0.34	$0.38	$0.37	$1.12	$0.88

Shares used in computing non-GAAP diluted net income per share		48,764	47,638	46,780	48,117	45,484

Notes:

(A)	Purchase accounting rules require that the inventory we acquired in the Packeteer acquisition be written-up to its estimated fair market value. The fair value write-up increases the cost of revenue, essentially eliminating the profit that would normally have been recognized at the time such inventory is sold. To facilitate comparability of gross margin between periods, the fair value write-up related to acquired inventory sold has been excluded on a non-GAAP basis.
(B)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.

Results include stock-based compensation expense as follows (unaudited):

	Three Months Ended			Nine Months Ended January 31,
	January 31, 2011	October 31, 2010	January 31, 2010	2011	2010
Cost of revenue	$329	$422	$254	$1,105	$1,659
Sales and marketing	1,381	1,462	1,630	4,175	5,387
Research and development	2,310	1,579	1,476	5,120	4,465
General and administrative	801	1,450	1,189	3,406	3,376

Subtotal	4,821	4,913	4,549	13,806	14,887
Restructuring	—	—	108	—	108

Total	$4,821	$4,913	$4,657	$13,806	$14,995

(C)	Amortization of intangible assets associated with acquisitions.
(D)	Includes expenses for matters related to the Company's stock option investigation, including professional fees.
(E)	Fiscal 2011 restructuring includes severance and facilities related exit costs associated with the Fiscal 2010 Restructuring Plan.
(F)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 27%. Prior to Fiscal 2011, the expected annual effective tax rate was 30%.

BLUE COAT SYSTEMS, INC.

Table 3

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	January 31, 2011	April 30, 2010
ASSETS
Current assets:
Cash and cash equivalents	$349,844	$236,347
Accounts receivable, net	65,643	64,204
Inventory	10,873	6,010
Prepaid expenses and other current assets	14,418	15,526
Current portion of deferred income tax assets	10,971	10,980

Total current assets	451,749	333,067

Property and equipment, net	32,631	33,684
Restricted cash	1,031	986
Goodwill	242,611	242,611
Identifiable intangible assets, net	27,980	37,033
Non-current portion of deferred income tax assets	37,373	41,517
Other assets	6,288	7,140

Total assets	$799,663	$696,038

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$19,071	$15,000
Accrued payroll and related benefits	17,692	16,254
Deferred revenue	122,437	104,050
Other current liabilities	14,516	12,921

Total current liabilities	173,716	148,225

Deferred revenue, less current portion	56,061	50,172
Deferred rent, less current portion	5,750	6,427
Long-term income taxes payable	32,721	25,989
Other non-current liabilities	748	1,193
Convertible senior notes	77,912	77,241
Commitments and contingencies

Blue Coat stockholders' equity:
Common stock	3	3
Additional paid-in capital	1,261,154	1,231,032
Treasury stock	(4,440)	(3,035)
Accumulated deficit	(803,962)	(841,991)

Total Blue Coat stockholders' equity	452,755	386,009
Noncontrolling interest	—	782

Total stockholders' equity	452,755	386,791

Total liabilities and stockholders' equity	$799,663	$696,038

BLUE COAT SYSTEMS, INC.

Table 4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Nine Months Ended January 31,
	2011	2010
Operating Activities
Net income	$38,029	$19,271
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	10,281	9,999
Amortization	10,243	10,279
Stock-based compensation	13,806	14,995
Deferred income taxes	4,153	(6,454)
Tax benefit of stock option deduction	3,343	818
Excess tax benefit from stock-based compensation	(1,374)	—
Loss on disposition of equipment	(6)	551
Changes in operating assets and liabilities:
Accounts receivable, net	(1,439)	17,828
Inventory	(4,863)	11
Prepaid expenses and other assets	1,441	(3,514)
Accounts payable	4,071	(8,644)
Accrued expenses and other liabilities	8,643	5,868
Deferred revenue	24,276	9,980

Net cash provided by operating activities	110,604	70,988

Investing Activities
Purchases of property and equipment, and technology licenses	(9,222)	(16,078)
Restricted cash	(45)	(112)
Acquisitions, net of cash acquired	—	(3,763)

Net cash used in investing activities	(9,267)	(19,953)

Financing Activities
Net proceeds from issuance of common stock	11,568	22,056
Excess tax benefit from stock-based compensation	1,374	—
Acquisition of noncontrolling interest	(782)	—

Net cash provided by financing activities	12,160	22,056

Net increase in cash and cash equivalents	113,497	73,091
Cash and cash equivalents at beginning of period	236,347	114,163

Cash and cash equivalents at end of period	$349,844	$187,254

BLUE COAT SYSTEMS, INC.

Table 5

RECONCILIATION OF PROJECTED GAAP TO

PROJECTED NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

		Three Months Ended April 30, 2011
		Low	High
Projected GAAP Net Income		$11,600	$14,600
Add back:
Stock-based compensation expense	A	4,600	4,600
Amortization of intangible assets	B	3,000	3,000
Derivative settlement gain	C	(2,100)	(2,100)
Income tax adjustments	D	(1,600)	(1,700)

Projected Non-GAAP net income		$15,500	$18,400

Projected GAAP Diluted Net Income per Share		$0.24	$0.30
Add back:
Stock-based compensation expense	A	0.09	0.09
Amortization of intangible assets	B	0.06	0.06
Derivative settlement gain	C	(0.04)	(0.04)
Income tax adjustments	D	(0.03)	(0.03)

Projected Non-GAAP diluted net income per share		$0.32	$0.38

(A)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.
(B)	Amortization of intangible assets associated with acquisitions.
(C)	Derivative settlement gain represents proceeds received during our third quarter of fiscal 2011 from certain defendants and their insurance carriers in settlement of the derivative litigation against us, net of shares of our common stock to be issued to plaintiffs' counsel on or before March 8, 2011, assuming the settlement becomes effective by its terms on February 22, 2011.
(D)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 27%.